Exhibit 99.1
Dr. Carl Kukkonen, CEO 2400 Lincoln Avenue, altadena, ca 91001 phone: 626.296.6310 fax: 626.296.6311 kukkonen@viaspace.com http://www.viaspace.com

This presentation contains forward-looking statements, including those relating to future events or performance. These statements are subject to many risks and uncertainties that could cause actual results to differ materially from any future results expressed or implied by such statements. In evaluating these statements, you should consider various important factors, including the risks outlined in VIASPACE's periodic filings with the U.S. Securities and Exchange Commission.

VIASPACE Overview Technology developed by NASA and DoD at the NASA/Caltech Jet Propulsion Laboratory (JPL) Licensed from Caltech, Caltech a VIASPACE shareholder Two key operating subsidiaries: Direct Methanol Fuel Cell Corporation (DMFCC) Micro-fuel cells and fuel cartridges for portable electronic devices Fuel cartridges=razor blade Arroyo Sciences Software and embedded hardware products for security & defense Maritime security/containers Suicide bomber detection Building/facility security

Equity Snapshot OTC BB: VSPC Shares Outstanding: Approx. 284.4M Public Float: Approx. 27M 52-week High: $5.36 52-week Low: $0.71 Market Cap: $677M Average Daily Volume: 68,182 Reverse Merger 52-week High and Low are since merger on 6/22/05 * Stock data as of 3/22/06

Caltech NASA Jet Propulsion Laboratory The California Institute of Technology (Caltech) is a private university in Pasadena California, has 900 undergraduates, 1,100 graduate students and 280 faculty. Caltech faculty and alumni have received more than 30 Nobel Prizes. JPL is a NASA center managed by the California Institute of Technology (Caltech). JPL is a division of Caltech and JPL personnel are Caltech employees. With an annual budget of ~$1.5 billion and a workforce of about 5,000, JPL is a world leader in space exploration and science and technology. Caltech has the right to inventions made at JPL

VERY LARGE MARKETS Direct Methanol Fuel Cell Corporation 69 million fuel cell powered devices in 2011 3 billion cartridges in 2011 Retail price expected to be $2-$5 Arroyo Sciences 20,000 containers per day enter the US 15 million containers worldwide 74,000 local governments in US Does not include hospitals, retail or transportation centers All require security and are potential sensor data fusion customers Sources: Darnell 2003, U.S. Census 2002, SI Partner

Lithium-Ion Battery Micro Fuel Cell and Cartridge Replace Battery and Cartridge Replace Battery and Cartridge Replace Battery Fuel Cell Built into laptop Disposable Fuel Cartridge Retail Price $3 --Direct Methanol Fuel Cell provides 2-3x longer operating time on a single cartridge versus lithium ion battery --Instantaneous recharging by replacing cartridge VIASPACE is in the Cartridge Business

DMFC Market is Primed Direct methanol fuel cells are the future industry choice for portable applications Major DMFC efforts in Japan & Korea Top firms have in-house DMFC efforts Hundreds of millions of dollars invested Crucial regulatory progress-International Civil Aviation Organization (ICAO) Dangerous Goods Panel voted to allow DMFCs on airplanes in 2007 OEMs aggressively moving to market

OEMs Demonstrating DMFC Applications Toshiba Hitachi NEC Samsung Sanyo/Lenovo NTT

DMFC Invented by Caltech/JPL and USC Issued Patents Pending Patents World-wide 56 62 -VIASPACE has license rights to these patents -VIASPACE is willing to work with all DMFC manufacturers and OEMs to provide them with needed IP protection -Rather than a license fee, VIASPACE will encourage OEMs to use a fuel cartridge produced and distributed by VIASPACE and its cartridge partners

VIASPACE/DMFCC Fuel Cartridge for Laptop Fuel Cartridge for Laptop Fuel Cartridge for Laptop

Laptop Cartridge Profit Expected to Be Larger Than Fuel Cell Profit Fuel Cell Sale Price $80.00 Profit $16.00 Cartridge Retail price $ 3.00 Wholesale Revenue $ 1.50 COGS $ 0.50 Gross margin $ 1.00 Op exp $ 0.20 Net profit $ 0.80 Net x 72 $57.60 Assumes 3 year life of fuel cell laptop and use of only two cartridges/ mo for a total of 72 over the life of the laptop. Could be 2x larger Over 3 year laptop life, cartridge profit could be 3.6 times larger than the profit on fuel cell. Financial figures are targets and examples only. Actual prices and profits can only be determined when products are ready for sale

Micro Fuel Cell/Cartridge Strategy Overview Focus on company expertise in cartridge design and safety certification Use outsourced cartridge manufacturing partners who are already trusted suppliers to OEMs Partner with companies with established distribution channels to get cartridges to the retail market Use partners' brands as well Provide OEMs with needed patent protection on their fuel cell products as incentive for them to adopt DMFCC cartridge

Korean Cartridge Partners SMC supplies lithium ion batteries to LG and other OEMs. SMC manufactures fuel cartridges for DMFCC and plays an important role in Business development and sales in Korea Elentec supplies lithium ion batteries to Samsung and other OEMs. Elentec manufactures fuel cartridges for DMFCC and plays an important role in business development and sales in Korea

Micro Fuel Cell/Cartridge Summary Cartridge business has great potential DMFCC has competitive advantages Highest quality cartridges Meet difficult IEC safety standards Manufactured by a company already in OEM supply chain DMFCC will share cartridge profits with OEM DMFCC will provide needed IP protection for fuel cell powered devices Caltech is shareholder DMFCC offices in Tokyo and Seoul

Arroyo Sciences Software enabled company Focused on Sensor Data Fusion Products based on reusable platform Licensed from Caltech Homeland & commercial security and defense markets Billion dollar market Strategy--work with OEMs and large prime contractors "we don't make xxxxx, we make xxxxx better" with our proprietary software Credit to BASF

Homeland Security Applications Risk Assessment / Decision Support Maritime & port security Coastal Surveillance Automated Analysis of Air & Sea cargo Tracking RFID Personnel Tracking First Responders Tracking Detection Systems Suicide Bomber & IED Detection Container & Cargo Screening Landmine Detection SENSOR DATA FUSION PLATFORM

Maritime Security Value Proposition 20,000 containers per day move through US ports Only 2% are inspected Inspection of all containers would halt commerce today Government program to instrument containers with multiple sensors to help identify which containers to inspect Advanced Container Security Device Program Sensor data fusion needed False alarms are a critical issue A false positive causes a container to be unnecessarily inspected which is very costly A false negative can let a terrorist bomb go through uninspected Arroyo technology is expected to minimize false alarms

Container Security Container Security Container Breach Over Temperature Event Presence of a Living Being High Shock Event Door Intrusion SENSOR DATA FUSION NEEDED ANALYZE SOUND, CHEMICAL AND VIBRATION SENSORS Extruded Aluminum Housing Sensor Compartment Electronics Compartment Power Compartment Power Distribution Card Door Sensor Housing Housing Housing Handheld Communications Device SHINE embedded in solution architecture for breach detection based on sensor data.

Arroyo Strategy Market Approach Product Development Business Development Partner with leading OEMs/Prime Contactors in each major applications area to leverage customers, channels and manufacturing Leverage common foundation and vertically integrate with OEMs sensor systems (one common foundation for all products) Focus on partnerships with OEMs and generate contract revenue and royalties on products marketed by OEMs Joint Venture with complementary organizations in foreign markets for accelerated revenue traction

Management and Board Dr. Carl Kukkonen, CEO, formerly Research Director at the Jet Propulsion Laboratory Amjad Abdallat, COO, former HP business development and marketing Steve Muzi, CFO, formerly Controller Southwest Water, a NASDAQ company Joel Balbien, Managing Member, Smart Technology Ventures Aaron Levy, CEO Etech Ventures, former president of two NASDAQ companies Sandeep Gulati, Chief Scientific Officer, ViaLogy Corp. John Hatsopoulos, CEO, American Distributed Generation, Cofounder, Former President and CFO, Thermo Electron General Wesley Clark, investment banker, businessman, author, and Retired NATO Supreme Commander Europe

P&L Performance

	Three months ended June 2005	Three months ended September 2005
REVENUES:		
Government Contracts	$ 188,750	$ 93,271
Total Revenue	188,750	93,271
COST OF SALES:		
Cost of Government Contracts	102,971	109,816
Total Cost of Sales	102,971	109,816
GROSS PROFIT	85,779	(16,545)
OPERATING EXPENSES:		
Research and Development	267,311	132,785
Selling, General and Administrative	276,913	516,793
Total Operating Expenses	544,224	649,578
INCOME (LOSS) FROM OPERATIONS	(458,445)	(666,123)
Other Income/Expense, net	2,682	36,535
NET INCOME (LOSS) BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	(455,763)	(629,588)
Minority Interest in Consolidated Subsidiaries	(7,552)	52,186
NET LOSS BEFORE INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(463,315)	(577,402)
Income (Loss) from Discontinued Operations	3,416	-
NET LOSS	$ (459,899)	$ (577,402)
NET LOSS PER SHARE, BASIC AND DILUTED	$ *	$ *
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	280,800,000	282,935,094

* Less than $0.01

22

CONSOLIDATED BALANCE SHEET (Unaudited) September 30, 2005 ASSETS Current Assets: Cash and cash equivalents $ 2,899,146 Accounts receivable 208,444 Prepaid expenses 39,568 Total Current Assets 3,147,158 Fixed Assets, net of accumulated depreciation of $110,421 13,548 Other Assets: Marketable Securities 20,374 Security Deposit 1,502 Total Other Assets 21,876 TOTAL ASSETS $ 3,182,582 LIABILITIES AND STOCKHOLDERS EQUITY Current Liabilities: Accounts Payable $ 383,285 Accrued Expenses 239,675 Unearned Revenue 93,000 Current Portion of Long-Term Debt 27,074 Total Current Liabilities 743,034 Long-Term Debt 106,669 Minority Interest in Consolidated Subsidiaries 410,287 Stockholders Equity: Common Stock, $0.001 par value, 400,000,000 shares authorized, 284,371,430 issued and outstanding 284,371 Additional Paid In Capital 2,041,092 Treasury Stock (24,000) Accumulated Deficit (378,871) Total Stockholders Equity 1,922,592 TOTAL LIABILITIES AND STOCKHOLDERS EQUITY $ 3,182,582 Balance Sheet

VIASPACE Highlights Technology and expertise in critical energy and defense markets Addressing potential billion-dollar markets Leveraging prior government research & development investment Compelling strategy of leveraging OEMs for market growth Proprietary rights to intellectual property Experienced management